SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 13, 2003

(Date of earliest event reported)

U S Liquids Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13259	76-0519797

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas	77060-3545

(Address of principal executive offices)	(Zip Code)

(281) 272-4500

Registrant’s telephone number, including area code

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Press Release dated August 13, 2003

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Press Release of U S Liquids Inc., dated August 13, 2003.

Item 12. Results of Operations and Financial Condition.

     On August 13, 2003, U S Liquids Inc. issued a press release announcing, among other things, its financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U S LIQUIDS INC.

Date: August 13, 2003	By:	/s/ William M. DeArman

William M. DeArman, Chief Executive Officer